United States

Securities & Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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First Savings Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

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January 13, 2021

Dear Fellow Shareholder:

You are cordially invited to attend the 2021 annual meeting of shareholders (the “Annual Meeting”) of First Savings Financial Group, Inc. (the “Company”). The meeting will be held at the First Savings Bank Center located at 702 North Shore Drive, Jeffersonville, Indiana, on Tuesday, February 16, 2021, at 2:00 p.m., local time.

The notice of the Annual Meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote by promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card.

Sincerely,

Larry W. Myers

President and Chief Executive Officer

Special Notice Regarding In-Person Attendance at Annual Meeting – In light of the ongoing health risks relating to the COVID-19 pandemic and to best protect the health and welfare of our employees, shareholders and community, we urge that shareholders DO NOT ATTEND the Annual Meeting in person this year. Shareholders are nevertheless urged to vote their proxies by mail or by voting via the Internet or by telephone today.

FIRST SAVINGS FINANCIAL GROUP, INC.

First Savings Bank Center

702 North Shore Drive, Suite 300

Jeffersonville, Indiana 47130

(812) 283-0724

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m., local time, on Tuesday, February 16, 2021

PLACE	First Savings Bank Center
702 North Shore Drive
Jeffersonville, Indiana

ITEMS OF BUSINESS	(1) To elect four directors to serve for a term of three years.

(2) To approve the First Savings Financial Group, Inc. 2021 Equity Incentive Plan.

(3) To approve an advisory (non-binding) proposal to ratify the appointment of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

(4) To approve an advisory (non-binding) resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.

(5) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on December 31, 2020.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke your proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

Anthony A. Schoen
Corporate Secretary
Jeffersonville, Indiana
January 13, 2021

Special Notice Regarding In-Person Attendance at Annual Meeting – In light of the ongoing health risks relating to the COVID-19 pandemic and to best protect the health and welfare of our employees, shareholders and community, we urge that shareholders DO NOT ATTEND the Annual Meeting in person this year. Shareholders are nevertheless urged to vote their proxies today by mail or by voting via the Internet or by telephone.

FIRST SAVINGS FINANCIAL GROUP, INC.

Proxy Statement

FOR

2021 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Savings Financial Group, Inc. (the “Board”) for the Annual Meeting and for any adjournment or postponement of the Annual Meeting. In this proxy statement, we may also refer to First Savings Financial Group as the “Company,” “we,” “our” or “us.”

First Savings Financial Group is the holding company for First Savings Bank. In this proxy statement we may also refer to First Savings Bank as the “Bank.”

We will hold the Annual Meeting at the First Savings Bank Center located at 702 North Shore Drive, Jeffersonville, Indiana, on Tuesday, February 16, 2021 at 2:00 p.m., local time.

We are mailing this proxy statement and the enclosed proxy card to shareholders of record beginning on or about January 13, 2021.

SPECIAL NOTICE REGARDING IN-PERSON ATTENDANCE AT ANNUAL MEETING

Given the ongoing health risks relating to the COVID-19 coronavirus pandemic and the evolving public health measures being instituted by public officials, and to best protect the health and welfare of our employees, shareholders and community, we urge that shareholders DO NOT ATTEND the Annual Meeting in person this year. Stockholders are nevertheless urged to vote their proxies today by mail or by voting via the Internet or by telephone. See “Information About Voting – Voting by Proxy” below.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on FEBRUARY 16, 2021

This proxy statement and the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”), are available at www.proxyvote.com.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Company common stock that you owned as of December 31, 2020. As of the close of business on that date, 2,373,727 shares of Company common stock were outstanding. Each share of Company common stock has one vote.

The Company’s Articles of Incorporation provides that record holders of Company common stock who beneficially own, either directly or indirectly, more than 10% of outstanding Company common stock are not entitled to any vote with respect to those shares that exceed the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of the Company in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Savings Bank Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the First Savings Bank Profit Sharing/401(k) Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. See the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage statement or a letter from a bank or broker. If you want to vote your shares of Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you own shares of Company common stock indirectly through the ESOP or the 401(k) Plan, see “ESOP and 401(k) Plan Participant Voting” for voting information.

Quorum and Voting

Quorum. We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of Company common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals. Shareholders will elect four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting, meaning that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the Annual Meeting. The maximum number of directors to be elected at the Annual Meeting is four.

In voting on the approval of the First Savings Financial Group, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”), you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the 2021 Equity Incentive Plan, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. (“Monroe Shine”) to serve as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Monroe Shine, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposals to approve the 2021 Equity Incentive Plan and to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposals. Similarly, abstentions and broker non-votes will have no effect on the outcome of the non-binding vote on the compensation of the named executive officers.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1), in the vote to approve the 2021 Equity Incentive Plan (Item 2) and in the advisory vote regarding the compensation of our named executive officers (Item 4). Current regulations prohibit your bank or broker from voting your uninstructed shares in the election of directors and on certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote on Items 1, 2 and 4, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3).

Voting by Proxy

We are sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board. The Board unanimously recommends that you vote:

•	“FOR” all of the nominees for director;

•	“FOR” the approval of the 2021 Equity Incentive Plan;

•	“FOR” the ratification of the appointment of Monroe Shine to serve as the independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Annual Meeting to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the original date of the Annual Meeting and you have not revoked your proxy. We do not currently know of any other matters to be presented at the Annual Meeting.

Instead of voting by completing and mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card and for the benefit plans on the voting instruction cards. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on Monday, February 15, 2021.

ESOP and 401(k) Plan Participant Voting

If you participate in the ESOP or invest in Company common stock through the 401(k) Plan, you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan. You may submit your voting instruction cards, or convey your voting instructions via the Internet, by telephone or by mail. Specific instructions for Internet or telephone submission are set forth on the voting instruction cards. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee generally votes all unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the ESOP trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan a participant may direct the trustee how to vote the shares of Company common stock credited to the Participant under the plan. The Company will direct the 401(k) Plan trustee how to vote the shares of Company common stock for which timely voting instructions are not received. The deadline for returning your voting instruction cards is Tuesday, February 9, 2021.

Revoking Your Proxy

Whether you vote or direct your vote by mail, telephone or via the Internet, if you are a registered shareholder or a participant in the ESOP and/or the 401(k) Plan, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Company’s Corporate Secretary;

•	submitting a properly signed proxy card or voting instruction card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for registered shareholders and participants in the ESOP and/or the 401(k) Plan; or

•	voting in person at the Annual Meeting (except for shares held in the ESOP and/or the 401(k) Plan).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

CORPORATE GOVERNANCE

Director Independence

The Board currently consists of eleven members, all of whom are considered independent under the listing requirements of the NASDAQ Stock Market except for Larry W. Myers and John P. Lawson, Jr. Mr. Myers is not considered independent because he is employed as an executive officer of both the Company and the Bank. Mr. Lawson is not considered independent because he was employed as an executive officer of both the Company and the Bank during the past three years. In determining the independence of directors, the Board considered the various deposit, loan and other relationships that each director and director nominee has with the Bank, including loans and lines of credit outstanding to Pamela Bennett-Martin and L. Chris Fordyce, in addition to the transactions disclosed under “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons”, but determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board has determined that the separation of the offices of Chair of the Board and of President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of those offices allows the President and Chief Executive Officer to better focus on his increasing responsibilities of managing the Company, enhancing shareholder value, and expanding and strengthening the Company’s franchise while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, John E. Colin serves as Chair of the Board and Martin A. Padgett serve as Vice-Chair of the Board. Messrs. Colin and Padgett are considered independent directors under the listing requirements of the NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces numerous risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the daily management of risks the Company faces, while the Board (as a whole) and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, both the Chair and Vice-Chair of the Board meet regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. Both the Chair and Vice-Chair of the Board and the other independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policy

The Board has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board’s interaction with management and third parties; and the evaluation of the performance of the Board and of the President and Chief Executive Officer.

Board Committees

The following table identifies the Board’s standing committees and their members as of September 30, 2020. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. Each committee operates under a written charter that is approved by the Board and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charter of each committee is available at the Investor Relations section of the Bank’s website (www.fsbbank.net).

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
John E. Colin		X	X
Frank N. Czeschin	X	X
Samuel E. Eckart	X
L. Chris Fordyce			Chair
Troy D. Hanke	X
John P. Lawson, Jr.
Pamela Bennett-Martin		Chair
Larry W. Myers
Martin A. Padgett	X	X	X
Steven R. Stemler			X
Douglas A. York	Chair
Number of meetings in fiscal 2020	6	4	2

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities in connection with the Company’s (i) independent registered public accountants, (ii) internal auditors, (iii) financial statements, (iv) earnings releases and guidance, (v) financial and capital structure and strategy, and (vi) compliance program, internal controls and risk management. All members of the Audit Committee are considered independent under NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Certain members of the Audit Committee are partners, controlling shareholders or executive officers of an organization that has a lending relationship with the Bank, or individually maintain such relationships. The Board has determined that such lending relationships do not interfere with the director’s exercise of independent judgment. The Board has determined that Douglas A. York, Martin A. Padgett and Troy D. Hanke, each a licensed Certified Public Accountant, are “audit committee financial experts” as defined in Item 407 of SEC Regulation S-K and that they are independent as that term is used in Item 7 of SEC Schedule 14A. The Company has adopted a formal charter for the Audit Committee and the Audit Committee has reviewed and assessed the adequacy of the written charter during the past year.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and the Bank’s executive management, and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive and bonus plans, equity-based incentive plans, long-term incentive plans, various employee benefit matters, and director compensation. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board. The Compensation Committee also assists the Board and executive management in evaluating potential candidates for select executive positions.

During the fiscal year ended September 30, 2020, the Compensation Committee engaged ChaseCompGroup, LLC, an independent compensation consultant, to provide consulting services with respect to the Company’s directors’ fees relative to peers, compensation for the Company’s and the Bank’s executive management relative to peers, and terms of the 2021 Equity Incentive Plan, on which the shareholders will vote at the Annual Meeting. The fees paid for these consulting services were approximately $32,330.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee assists the Board in identifying individuals qualified to become Board members, consistent with criteria approved by the Board; recommending director nominees to the Board the for the Company’s next annual meeting of shareholders; implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; leading the Board in its annual review of the Board’s performance; and recommending director nominees for each committee.

Minimum Qualifications for Director Nominees. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate has not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If a candidate is deemed eligible for election to the Board, the Nominating/Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the Company and the Bank;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence, as is defined under applicable SEC and stock exchange listing criteria; and

•	investment in equity holdings in the Company.

The Nominating/Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board, the Nominating/Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; experience, skills and contributions that the existing director delivers to the Board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board is as follows:

For purposes of identifying nominees for the Board, the Nominating/Corporate Governance Committee relies on personal contacts of its committee members and other members of the Board, as well as its knowledge of members of the communities served by the Bank. The Nominating/Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.

During the fiscal year ended September 30, 2020, the Nominating/Corporate Governance Committee engaged The Newburgh Group and York & Associates, both independent executive search firms, to identify potential nominees for the Board. The fees paid for these recruitment services were approximately $800.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating/Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board. To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chair of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s records; provided, however, that if the shareholder is not a registered holder of Company common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of Company common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

For a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the Company’s prior year annual meeting of shareholders, advanced by one year.

Board and Committee Meetings

During the fiscal year ended September 30, 2020, the Board held nine meetings and the Bank’s Board of the Directors held 16 meetings. No director attended fewer than 75% of the total meetings of the Board or the Board of the Directors of the Bank and the respective committees on which such director served during fiscal 2020.

Director Attendance at Annual Meetings of Shareholders

The Board encourages each director to attend the Annual Meeting. All directors attended the Company’s prior year annual meeting of shareholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available on the Investor Relations section of the Bank’s website (www.fsbbank.net).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements contained in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, Monroe Shine, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States (“GAAP”), their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 1301, Communication With Audit Committees (as amended), as adopted by the Public Company Accounting Oversight Board (United States) (the “PCAOB”) in Rule 3200, other standards of the PCAOB, the rules of the SEC, and other applicable regulations. The Audit Committee has received the written disclosures and the letter from the independent registered public firm required by the applicable requirements of the PCAOB’s Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accountants the independence of the independent registered public accountants from management and the Company and considered the compatibility of non-audit services with the independent registered public accountants’ independence.

The Audit Committee discussed with the Company’s internal auditors and the independent registered public accountants the overall scope and plans for and results of their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, credit quality and the overall quality of the Company’s financial reporting.

The Audit Committee Charter provides that the Audit Committee is responsible for the appointment, compensation and oversight of the independent registered public accountants. It also confirms that the Audit Committee considers non-audit-related fees and services when addressing auditor independence. The Charter also provides that the Audit Committee review and evaluate the lead partner of the independent registered public accountants.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2020, for filing with the SEC.

This report is not deemed “soliciting material” or deemed to be filed with the SEC or subject to SEC Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent requested by the Company or specifically incorporated by reference in documents otherwise filed with the SEC.

Submitted by the Audit Committee:

Douglas A. York, CPA, Chair

Frank N. Czeschin

Samuel E. Eckart

Troy D. Hanke, CPA

Martin A. Padgett, CPA, MBA, FACHE

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, but who were not also named executive officers, of the Company during the fiscal year ended September 30, 2020.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards (2)	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
John E. Colin	$27,250	—	$3,065	$2,043	$226	$32,584
Frank N. Czeschin	28,500	—	3,065	—	—	31,565
Samuel E. Eckart	26,000	—	3,065	6,626	—	35,691
L. Chris Fordyce	23,500	—	3,065	2,926	—	29,491
Troy D. Hanke	26,000	—	—	—	—	26,000
John P. Lawson, Jr.	21,000	—	3,065	3,416	—	27,481
Michael F. Ludden (1)	—	—	—	5,557	—	5,557
Pamela Bennett-Martin	26,000	—	3,065	—	40	29,105
Martin A. Padgett	29,750	—	3,065	2,481	153	35,449
Steven R. Stemler	22,250	—	6,130	—	221	28,601
Douglas A. York	31,000	—	3,065	—	67	34,132

(1)	Mr. Ludden retired effective February 18, 2020.

(2)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on the first anniversary of the grant date. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Company common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees currently paid to our non-employee Bank directors and our Company directors for their service on the Board and the board of directors of the Bank.

Board of Directors of the Bank:
Annual Retainer – Directors	$16,000
Annual Retainer – Chair	26,000
Annual Retainer – Vice-Chair	21,000

Board of Directors of the Company:
Annual Retainer – Directors (including Chair and Vice Chair)	$22,000
Annual Retainer – Committees:
Audit Committee Members (except Chair)	7,500
Audit Committee – Chair	15,000
Compensation Committee Members (except Chair)	3,500
Compensation Committee – Chair	7,500
Nominating/Corporate Governance Committee Members (except Chair)	1,500
Nominating/Corporate Governance Committee – Chair	3,000

Deferred Compensation Plan. The Company and the Bank sponsor a deferred compensation plan for eligible directors and employees. As of September 30, 2020, no employees participated in the plan. The deferred compensation plan is a successor to certain director deferred compensation agreements previously entered into with certain non-employee directors of the Company and the Bank. Under the deferred compensation plan, eligible directors may elect to defer receipt of a portion their cash remuneration (including retainers and meeting fees). Participants must make their deferral elections and the timing of form of distributions under the plan in accordance with the procedures set forth in the plan. Benefits become payable under the plan upon a participant’s death, separation from service or upon a change in control. Participants may also request distributions in the event of an unforeseeable emergency. Distributions may be in the form of a lump sum or annual payments over a period of up to ten years. The Company or the Bank will credit a participant’s deferral account with interest until it is distributed to the participant. The interest rate under the plan is the prime rate on the last day of the preceding calendar quarter plus two percent. The interest rate adjusts quarterly and may not exceed eight percent.

STOCK OWNERSHIP

The following table provides information as of December 31, 2020, about the persons known to the Company to be the beneficial owners of more than 5% of outstanding Company common stock. A person may be considered to beneficially own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Company Common Stock Outstanding (1)
Financial Opportunity Fund LLC Financial Opportunity Long/Short Fund LLC FJ Capital Management LLC Martin S. Friedman Andrew José 1313 Dolley Madison Blvd., Suite 306 McLean, VA 22101	203,115	(2)	8.56%

Larry W. Myers 702 North Shore Drive, Suite 300 Jeffersonville, IN 47130	144,514	(3)	6.07

First Savings Bank Profit Sharing/401(k) Plan 702 North Shore Drive, Suite 300 Jeffersonville, IN 47130	142,405		6.00

Wedbush Opportunity Capital, LLC Wedbush Opportunity Partners, LP 1000 Wilshire Blvd Los Angeles, CA 90017	130,637	(4)	5.50

First Savings Bank Employee Stock Ownership Plan 702 North Shore Drive, Suite 300 Jeffersonville, IN 47130	119,148		5.02

(1)	Based on 2,373,727 shares of Company common stock outstanding and entitled to vote as of December 31, 2020.

(2)	Based on a Schedule 13G/A filed with the SEC on February 13, 2020.

(3)	Includes 27,073 shares held in Mr. Myers’ spouse’s individual retirement account, 62,183 shares held under the 401(k) Plan, 10,032 shares allocated under the ESOP, 740 shares held through unvested stock awards and 8,980 shares held subject to exercisable stock options.

(4)	Based on a Schedule 13G/A filed with the SEC on February 12, 2016.

The following table provides information as of December 31, 2020, about the shares of Company common stock that may be considered beneficially owned by each nominee for director, by each director continuing in office, by the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged any of his or her shares.

Name	Number of Shares Owned		Percent of Company Common Stock Outstanding (1)
Director Nominees and Directors Continuing in Office:
John E. Colin	5,265	(2)	*
Frank N. Czeschin	14,947	(3)	*
Samuel E. Eckart	9,065	(4)	*
L. Chris Fordyce	13,214	(5)	*
Troy D. Hanke	500		*
John P. Lawson, Jr.	19,468	(6)	*
Pamela Bennett-Martin	8,398	(7)	*
Larry W. Myers	144,514	(8)	6.07
Martin A. Padgett	2,481	(9)	*
Steven R. Stemler	3,530	(10)	*
Douglas A. York	41,311	(11)	1.74

Executive Officers Who Are Not Company Directors:
Anthony A. Schoen	59,082	(12)	2.48
Jacqueline R. Journell	16,669	(13)	*

All Directors and Executive Officers as a Group (13 persons)	338,444	(14)	14.13

*	Represents less than 1% of outstanding Company common stock.

(1)	Based on 2,373,727 shares of Company common stock outstanding and entitled to vote as of December 31, 2020.

(2)	Includes 169 shares held through unvested stock awards and 2,420 shares subject to exercisable stock options.

(3)	Includes 9,292 shares held in an individual retirement account and 200 shares subject to exercisable stock options.

(4)	Includes 100 shares subject to exercisable stock options.

(5)	Includes 200 shares subject to exercisable stock options.

(6)	Includes 7,753 shares allocated under the ESOP, 200 shares held through unvested stock awards and 100 shares subject to exercisable stock options.

(7)	Includes 30 shares held through unvested stock awards and 400 shares subject to exercisable stock options.

(8)	Includes 27,073 shares held in Mr. Myers’ spouse’s individual retirement account, 62,183 shares held under the 401(k) Plan, 10,032 shares allocated under the ESOP, 740 shares held through unvested stock awards and 8,980 shares subject to exercisable stock options.

(9)	Includes 114 shares held through unvested stock and 500 shares subject to exercisable stock options.

(10)	Includes 264 shares held through unvested stock and 200 shares subject to exercisable stock options.

(11)	Includes 20,000 shares with respect to which Mr. York disclaims beneficial ownership which are held by a limited liability company with which Mr. York is affiliated, 50 shares held through unvested stock awards and 500 shares subject to exercisable stock options.

(12)	Includes 12,436 shares held under the 401(k) Plan, 5,657 shares allocated under the ESOP, 470 shares held through unvested stock awards and 5,740 shares subject to exercisable stock options, of which 9,365 shares are pledged as collateral for a loan.

(13)	Includes 2,983 shares allocated under the ESOP, 400 shares held through unvested stock awards and 1,976 shares subject to exercisable stock options.

(14)	Includes 21,316 shares subject to exercisable stock options.

BUSINESS ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board currently consists of eleven members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. All the nominees for director serve as directors of the Company and the Bank. All the directors continuing in office serve as directors of the Company and the Bank, except for Frank N. Czeschin who serves only as director of the Company.

The four nominees for election as directors, each to serve for a three-year term or until his or her successor has been duly elected and qualified, are Pamela Bennett-Martin, Martin A. Padgett, John E. Colin and Samuel E. Eckart.

Unless you indicate that your shares should not be voted for one or more nominee(s), the Board intends to vote the proxies solicited by it in favor of the election of all the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board. At this time, we know of no reason why any nominee might be unable to serve.

The Board unanimously recommends that shareholders vote “FOR” all the nominees.

Information regarding the nominees for election at the Annual Meeting and the directors continuing in office is provided below. Unless otherwise stated, he or she has held his or her current occupation for at least the last five years. His or her indicated age is as of September 30, 2020.

Board Nominees for Terms Expiring in 2024

Pamela Bennett-Martin is the President and owner of Bennett & Bennett Insurance, Inc., an insurance agency. She is a former director of Community First Bank. Age 62. Director since 2009.

Ms. Bennett-Martin’s experience in the ownership and operation of a local insurance company, plus providing insurance and financial-related services in the region in which the Company conducts its business, provides the Board with valuable insight regarding the local business and consumer environment and valuable strategic positioning for financial services development. In addition to service as a director of the Company and the Bank, she served ten years as a director of Community First Bank.

Martin A. Padgett, CPA, MBA, FACHE is the Chief Executive Officer of Clark Memorial Health, a division of LifePoint Health, which is owned by certain funds managed by affiliates of Apollo Global Management, LLC. Age 55. Director since 2017 and a director of the Bank since 2015.

Mr. Padgett is a certified public accountant and a fellow in the American College of Health Executives that has more than twenty-eight years of experience in healthcare finance and administration, most recently with a hospital located within the region in which the Company conducts its business. His significant business experience in healthcare, finance, accounting and executive leadership provides the Board with unique insights into the healthcare industry and regional economic environment; enhances the Board's expertise in financial analytics; and qualifies him as a financial expert servicing on the Audit Committee.

John E. Colin serves as Chair of the Board and of the board of directors of the Bank, positions held since February 2017. Mr. Colin is a partner in the law firm of Simpson Colin, LLC. Age 50. Director since 2013 and a director of the Bank since 2011.

Mr. Colin’s experience practicing law within the region in which the Company conducts its business affords the Board in-depth knowledge and understanding of the issues facing the Bank and the Company and the skills needed to guide the Company, the Bank and their management effectively.

Samuel E. Eckart formerly served as Executive Vice President of the Company and Area President of the Bank until his retirement effective December 31, 2016. Before joining the Bank, he served as President and Chief Executive Officer and a director of Community First Bank. Age 70. Director and a director of the Bank since 2009.

Mr. Eckart’s forty-eight years of experience in the local banking industry, including fifteen years as a director of Community First Bank, provides the Company and the Bank with organizational, operational and market knowledge. In addition, as an active member of the community, he currently holds various positions in numerous local charitable and civic organizations.

Directors Continuing in Office with Terms Expiring in 2022

Douglas A. York, CPA is Director of DMLO, a public accounting firm. Age 58. Director and a director of the Bank since 2008.

Mr. York is an experienced certified public accountant practicing primarily within the region in which the Company conducts its business and whose financial background qualifies him as a financial expert servicing on the Audit Committee. In addition, he possesses substantial management experience as Director of DMLO, a regional CPA firm.

John P. Lawson, Jr. formerly served as Executive Vice President and Chief Operating Officer of the Company and the Bank until his retirement effective December 31, 2019. He joined the Bank in 1988. Age 63. Director since 2008 and a director of the Bank since 2006.

Mr. Lawson’s thirty-one years of experience in the management of the Bank provides the Board valuable insight regarding the business and operations of the Company and the Bank. Before his affiliation with the Bank, he developed financial expertise as a financial planner. His knowledge of the Company and the Bank’s history and business operations position him well for continued service as a director of the Company and the Bank.

Frank N. Czeschin is President of Indiana Utilities Corporation, a natural gas distributor. He is a former director of Community First Bank. Age 59. Director since 2009.

Mr. Czeschin’s management experience in the ownership of a local utility company that operates in the region in which the Bank conducts its business, provides the Board with valuable insight regarding the local business and consumer environment. In addition to service as a director of the Company, he served ten years as a director of Community First Bank.

Steven R. Stemler is the President and Chief Executive Officer of The Stemler Corporation, a mechanical contractor. He is a former director of the Your Community Bankshares, Inc., as well as, a former member of the Indiana House of Representatives. Age 60. Director and a director of the Bank since 2019.

Mr. Stemler’s combination of private and public financial experience, along with his extensive knowledge of the regional economy, local customer base and the workings of state government, uniquely position him to strengthen the Board’s collective skills and experience.

Directors Continuing in Office with Terms Expiring in 2023

L. Chris Fordyce is a family-farm operator in Washington County, Indiana. He is a former director of Community First Bank. Age 65. Director since 2017 and a director of the Bank since 2009.

Mr. Fordyce's activities in the Washington County communities and experience in agriculture in the region in which the Company conducts its business provides the Board with insight regarding the local agricultural environment. In addition to service as a director of the Company and the Bank, he served four years as a director of Community First Bank.

Troy D. Hanke, CPA is the Chief Financial Officer and a member of Bridgeman Foods, one of the largest restaurant franchisees in the United States, which owns and operates more than 400 national-brand restaurant locations throughout the United States. Before joining the Bridgeman Foods, he was a senior manager in the audit practice of Deloitte. Mr. Hanke also serves on the boards of directors of Heartland Coca-Cola Bottling and Coca-Cola Canada. Age 51.

Mr. Hanke is a certified public accountant that has more than nineteen years of experience in franchise restaurant finance and operations. His tenured business experience provides the Board with unique insights into the national-brand restaurant industry and national economic environment, both in which the Company conducts commercial real estate lending.

Larry W. Myers is the President and Chief Executive Officer of the Company and the Bank. He joined the Bank in 2005 and previously served as Chief Operations Officer of the Bank. Before joining the Bank, he served as Area President of National City Bank in southern Indiana. Age 62. Director since 2008 and a director of the Bank since 2005.

Mr. Myers’ thirty-eight years of experience in the local banking industry and involvement in business and civic organizations within the region in which the Company conducts its business affords the Board valuable insight regarding business initiatives and operations of the Company and the Bank. His knowledge of the Company’s and the Bank’s business, combined with his tenure and strategic vision, position him well for continued service as a director, and as President and Chief Executive Officer of the Company and the Bank.

Executive Officers who do not Serve as Directors

Set forth below is information regarding our executive officers who do not serve as directors of the Company. They have held their current position for at least the last five years, unless otherwise stated. The age presented is as of September 30, 2020.

Anthony A. Schoen, CPA is the Chief Financial Officer of the Company and the Bank. He joined the Bank in 2007 and previously served as Assistant Controller of the Bank. Before joining the Bank, he was a manager with Monroe Shine. Director of the Bank since 2017. Age 43.

Jacqueline R. Journell, CPA is the Chief Operating Officer of the Company and the Bank. She joined the Bank in 2009 and previously served as Chief Accounting Officer of the Company and the Bank and as Controller of the Bank. Before joining the Bank, she was the Chief Financial Officer with Community First Bank. Age 53.

Item 2 – Approval of the 2021 Equity Incentive Plan

The Board has adopted, subject to shareholder approval, the 2021 Equity Incentive Plan. The Board believes the adoption of the 2021 Equity Incentive Plan is in the best interests of the Company and its shareholders as a means of providing the Company and the Bank with the ability to retain, reward and attract and incent employees, officers and directors to promote growth, improve performance and further align their interests with those of the Company’s shareholders through the ownership of additional Company common stock.

Why We Are Seeking Approval of the Equity Incentive Plan

Most of the companies with which we compete for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The 2021 Equity Incentive Plan will provide us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program linked to the performance of Company common stock. The Board and the Compensation Committee has considered current practices of financial institutions in our marketplace related to equity plan design and equity grant practices. The Company has also evaluated its strategic plan and believes that the 2021 Equity Incentive Plan is appropriately designed to allow us to meet our objectives.

The Company also sponsors the First Savings Financial Group, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”). As of December 31, 2020 (the latest practicable date before the printing of this proxy statement), 300 shares of Company common stock remained available for grant as stock options (as a result of forfeitures) and 200 shares of remained available for grant as restricted stock under the 2016 Equity Incentive Plan. As of December 31, 2020, 74,158 stock options were outstanding (with a weighted average exercise price of $49.85 per share and a weighted average remaining term of 7.0 years) and 6,233 unvested shares of restricted stock were outstanding. Given the nominal amount of shares that currently remain available for grant under the 2016 Equity Incentive Plan, the Company is seeking shareholder approval for the 2021 Equity Incentive Plan.

Highlights of the 2021 Equity Incentive Plan

•	Share Reserve and Terms Generally Consistent with Industry Standards. In determining the size and terms of the 2021 Equity Incentive Plan, the Board and Compensation Committee considered a number of factors, including industry practices. In this regard (and as described below), the maximum number of shares of Company common stock available for delivery under the 2021 Equity Incentive Plan is 118,686.

•	Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause at or following a change in control, the 2021 Equity Incentive Plan requires that at least 95% of the awards granted under the plan vest not more rapidly than over a period of one year. Unless otherwise determined by the Compensation Committee, awards will vest at a rate of 20% per year.

•	Limits on Grants to Individuals. No individual may receive more than 10% of the shares available under the 2021 Equity Incentive Plan, or 11,869 shares, in any one calendar year.

•	Share Counting. The 2021 Equity Incentive Plan provides that, if an individual forfeits an option or award or if the period to exercise an option expires, the shares covered by the option or award will again become available for future grants. Shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grants.

•	No Repricing. The 2021 Equity Incentive Plan prohibits repricing and the exchange of underwater options for cash or shares without shareholder approval.

•	No Single-Trigger Vesting of Time-Based Awards. The 2021 Equity Incentive Plan does not provide for vesting of time-based equity awards that are assumed by an acquiring corporation of the Company upon the occurrence of a change in control (i.e., a single trigger), without an accompanying involuntary termination of service (including a termination for good reason).

General

The information summarizes the material features of the 2021 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2021 Equity Incentive Plan, which is attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2021 Equity Incentive Plan, the terms of the 2021 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2021 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 118,686 shares of Company common stock pursuant to grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock awards and restricted stock units.

The Compensation Committee will administer the 2021 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2021 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the purposes of the plan; and (4) interpreting the provisions of the plan and award agreements. The 2021 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it. The Compensation Committee may, subject to the limitations set forth in the 2021 Equity Incentive Plan, grant stock options, stock appreciation rights and awards of restricted stock or restricted stock units to themselves and other members of the Board.

Except for accelerating the vesting of awards to avoid the minimum vesting requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided the extension complies with Section 409A of the Internal Revenue Code.

Eligibility

All employees and directors of the Company and its subsidiaries, including the Bank, are eligible to receive awards under the 2021 Equity Incentive Plan, except that non-employees may not receive incentive stock options under the plan. As of December 31, 2020 (the latest practicable date before the printing of this proxy statement), there were nine non-employee directors and 688 employees of the Company and its subsidiary, the Bank, eligible to receive awards under the 2021 Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2021 Equity Incentive Plan. Awards will be evidenced by award agreements approved by the Compensation Committee and delivered to participants. The award agreements will set forth the terms and conditions of each award. The Compensation Committee may grant incentive and non-qualified stock options, stock appreciation rights, restricted stock awards or restricted stock units under the plan.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2021 Equity Incentive Plan means, if Company common stock is listed on a securities exchange, the closing sales price of the common stock or, if Company common stock was not traded on a specific date, then on the immediately preceding date on which sales were reported. If Company common stock is not traded on a securities exchange, the Compensation Committee will determine the fair market value in good faith and on the basis of objective criteria consistent with the requirements of the Internal Revenue Code. Stock Options may not have a term longer than ten years from the date of grant.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Stock Appreciation Rights. A Stock Appreciation Right, or “SAR,” is similar to a stock option and represents a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of common stock from the grant date over the exercise price of the SAR. The exercise price of a SAR may not be less than the “fair market value” of a share of common stock (determined in the same manner as with stock options). The Compensation Committee will determine the date on which each SAR may be exercised or settled, in whole or in part, and the expiration date of each SAR. However, no SAR will be exercisable more than ten years from the grant date.

Restricted Stock. A restricted stock award is a grant of common stock to a participant for no consideration, or any minimum consideration that may be required by applicable law. Restricted stock awards under the 2021 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee consistent with the 2021 Equity Incentive Plan. Prior to awards vesting, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award. Unless otherwise determined by the Compensation Committee, the company will immediately distribute dividends paid on unvested awards to participants.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described above also applies to restricted stock units.

Limitations on Awards Under the Equity Incentive Plan

The following limits apply to awards under the 2021 Equity Incentive Plan:

•	The maximum number of shares of common stock available for awards under the 2021 Equity Incentive Plan is 118,686 shares, all of which may be issued pursuant to the exercise of stock options, stock appreciation rights, restricted stock awards or restricted stock units.

•	No participant may receive more than 10%, or 11,869 shares, of the awards available under the 2021 Equity Incentive Plan in any calendar year.

In the event of a corporate transaction involving Company common stock (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities available for grants of stock options, stock appreciation rights, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, stock appreciation rights, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Compensation Committee is authorized to make certain other adjustments to the terms and conditions of stock options, stock appreciation rights, restricted stock awards and restricted stock units consistent with the terms of the plan.

The closing sale price of Company common stock as quoted on the NASDAQ Stock Market (trading symbol “FSFG”) on December 31, 2020 (the latest practicable date before the printing of this proxy statement) was $65.00.

Prohibition Against Repricing of Options. The 2021 Equity Incentive Plan provides that neither the Compensation Committee nor the Board may make any adjustment or amendment to the plan or an award that reduces or would have the effect of reducing the exercise price of a previously granted stock option.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2021 Equity Incentive Plan are not transferable, except by will or in accordance with the laws of intestate succession. Awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, an individual may transfer non-qualified stock options for valid estate planning purposes in a manner consistent with the Internal Revenue Code and federal securities laws. During the life of the participant, only the participant may exercise awards. However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2021 Equity Incentive Plan.

Performance Measures

The Compensation Committee may use performance measures for vesting purposes with respect to awards granted under the 2021 Equity Incentive Plan. The performance measures may include one or more of the following: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average shareholders’ equity; cash return on average shareholders’ equity; return on average tangible shareholders’ equity; cash return on average tangible shareholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; total shareholder return; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure determined by the Compensation Committee or any combination of the foregoing performance measures.

The Compensation Committee may base the measures on the performance of the Company as a whole or of any one or more subsidiaries or business units and may measure performance relative to a peer group, an index or a business plan. Performance measures may be considered as absolute measures or changes in measures. In establishing performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the 2021 Equity Incentive Plan. Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined by the Compensation Committee, the dividend equivalent right will be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Vesting of Awards

The Compensation Committee will specify the vesting schedule or conditions of each award. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2021 Equity Incentive Plan, other than performance awards, will be granted with a vesting rate not exceeding 20% per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. If the vesting of an award under the 2021 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2021 Equity Incentive Plan, at least 95% of the awards available under the plan may not vest more rapidly than over a period of one year, unless accelerated due to death, disability or involuntary termination of employment or service at or following a change in control. Unless otherwise determined by the Compensation Committee, vesting will accelerate in the event of death, disability, or upon involuntary termination of employment or service at or following a change in control or, subject to the foregoing requirements and in a manner consistent with the plan, at the discretion of the Compensation Committee.

Change in Control

Unless otherwise provided in an award agreement, at the time of an involuntary termination of employment or service at or following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event the individual exercises the stock option more than three months following involuntary termination of employment. At the time of an involuntary termination of employment or service at or following a change in control, all awards of restricted stock and restricted stock units will immediately become fully vested. In the event of a change in control, any performance measures will be deemed satisfied at the “target” level as of the date of the change in control and vest pro-rata based on the portion of the performance period elapsed at the date of the change in control, unless data supports and the Compensation Committee certifies that the performance measures have been achieved at a level higher than the target level as of the effective date of the change in control, in which case, the performance award will vest at the higher level.

Notwithstanding the foregoing, if an acquiring corporation of the Company or the Bank fails to assume the awards granted under the 2021 Equity Incentive Plan, with the exception of performance awards, or fails to convert the awards to awards for the acquiring corporation’s stock options, restricted stock or restricted stock units, the awards will vest immediately upon the effective time of the change in control.

Amendment and Termination

The Board may, at any time, amend or terminate the 2021 Equity Incentive Plan or any award granted under the 2021 Equity Incentive Plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or the affected beneficiary’s) written consent. The Board may not amend the 2021 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the plan (other than as provided in the 2021 Equity Incentive Plan), or materially modify the requirements for participation in the plan, without approval of shareholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2021 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the plan or an award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the 2021 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The 2021 Equity Incentive Plan will become effective upon approval by the shareholders at the Annual Meeting. The 2021 Equity Incentive Plan will remain in effect as long as any award under it is outstanding; however, no awards may be granted under the 2021 Equity Incentive Plan on or after the ten-year anniversary of the effective date of the 2021 Equity Incentive Plan. As discussed above, at any time, the Board may terminate the 2021 Equity Incentive Plan.

Federal Income Tax Considerations

The following is a summary of the current federal income tax consequences with respect to awards under the 2021 Equity Incentive Plan:

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the individual upon disposition of the acquired shares will be treated as capital gains and losses, with the cost basis in the shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant, provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the stock option, then, upon disposition of the acquired shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If these holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the fair market value of shares received (or the cash received, if applicable) will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock. A participant will not realize taxable income at the time of the grant of restricted stock, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will recognize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and the award is settled, the tax consequences for restricted stock awards (see paragraph above) will be recognized. A restricted stock unit does not have voting rights or dividend rights. However, the Compensation Committee may grant dividend equivalent rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements, provided the withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2021 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by the Company with respect to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of the Company after December 31, 2016. Compensation resulting from awards under the 2021 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2021 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2021 Equity Incentive Plan. The Company suggests participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board has adopted the 2021 Equity Incentive Plan, contingent upon shareholder approval. If the 2021 Equity Incentive Plan is approved by shareholders, the Compensation Committee intends to meet promptly after shareholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Clawback Policy

The 2021 Equity Incentive Plan provides that if the Company is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who, if applicable, is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse the Company with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2021 Equity Incentive Plan are subject to any clawback policy adopted by the Board.

Required Vote and Recommendation of the Board

In order to approve the 2021 Equity Incentive Plan, the proposal must receive the affirmative vote of the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board recommends a vote “FOR” the approval of the 2021 Equity Incentive Plan.

Item 3 – Advisory (Non-Binding) Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board is responsible for appointing the Company’s independent registered public accounting firm, and the Audit Committee has selected Monroe Shine to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. We are submitting this selection for shareholder ratification at the Annual Meeting. We expect a representative of Monroe Shine to be present at the Annual Meeting and to have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders. Monroe Shine also served as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2020.

Although we are not required to have our shareholders ratify the selection of the independent registered public accounting firm, the Board has determined to seek this ratification from shareholders as a means of soliciting shareholders’ opinions and as a matter of good corporate governance. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Monroe Shine, but may retain them nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine to serve as the independent registered public accounting firm for the 2021 fiscal year.

Audit Fees. The following table sets forth the fees billed to the Company and the Bank by Monroe Shine for the fiscal years ended September 30, 2020 and 2019:

	2020	2019
Audit fees (1)	$169,000	$166,500
Audit-related fees (2)	44,395	37,300
Tax fees (3)	60,215	53,100
All other fees	—	—

(1)	Includes fees for the audit of the consolidated financial statements, integrated audit of internal controls over financial reporting, and review of interim financial information contained in the quarterly reports on Form 10-Q and other regulatory reporting. In addition, this category includes fees for services associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters and consents, and assistance with review of documents filed with the SEC.

(2)	Includes fees for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, consultations concerning financial accounting and reporting standards, and due diligence and regulatory filings related to mergers or acquisitions. In addition, this category includes fees for audits of the Company’s retirement plans.

(3)	Includes fees for tax compliance services, including preparation of federal and state income tax returns, preparation of property tax returns, preparation of information returns such as Forms 5500, and tax payment and planning advice.

Policy Regarding Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member(s) to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the fiscal year ended September 30, 2020, all audit-related fees, tax fees, and all other fees set forth in the table above were approved by the Audit Committee.

Item 4 – Advisory (Non-Binding) Vote on Approval of Compensation of Named Executive Officers

The federal securities laws require the Company to hold a non-binding shareholder advisory vote on the compensation of its named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies through a vote on the following resolution:

“Resolved, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because the vote is advisory, it will not be binding upon the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” approval of the compensation of the Company’s named executive officers.

The federal securities laws also require the Company to obtain, at least once every six years, a shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers. At the Company’s 2017 annual meeting of shareholders, the Board recommended, and the Company shareholders voted in favor of, an annual advisory vote on the compensation of the named executive officers. The next shareholder vote on the frequency of a shareholder vote on the compensation of the named executive officers will occur no later than at the Company’s 2023 annual meeting of shareholders.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information is furnished for the principal executive officer and the two most highly-compensated executive officers (other than the principal executive officer) of the Company or its subsidiaries whose total compensation earned for the fiscal year ended September 30, 2020 exceeded $100,000. These individuals are referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	All Other Compensation (2)	Total
Larry W. Myers	2020	$287,538	$477,212	$—	$3,065	$58,354	$826,169
President & Chief Executive Officer	2019	276,308	358,504	—	—	54,793	689,605

Anthony A. Schoen	2020	$182,792	$312,658	$—	$—	$29,124	$527,639
Chief Financial Officer	2019	175,646	237,191	—	—	26,762	439,599

Jacqueline R. Journell	2020	$168,569	$380,763	$—	$3,065	$29,590	$578,922
Chief Operating Officer

(1)	Reflects the aggregate grant date fair value for stock options computed in accordance with FASB ASC Topic 718, using the binomial option pricing model to estimate the fair value of stock option awards. Stock option awards vest in five approximately equal installments, with the first vesting occurring on the first anniversary of the grant date. The actual realized value of the stock options, if any, will depend on the extent to which the market value of Company common stock exceeds the exercise price of the stock options on the exercise date. Accordingly, there is no assurance that the realized value will be at or near the estimated value reflected in the table.

(2)	The amounts reported in the “All Other Compensation” column for 2020 are detailed in the table below. Perquisites, which did not exceed $10,000 in the aggregate for each named executive officer, are excluded from the amounts presented:

	Mr. Myers	Mr. Schoen	Ms. Journell
Employer 401(k) Plan matching contributions	$14,181	$14,115	$14,801
Fair market value of ESOP allocations	908	894	862
Economic benefit of employer-paid premiums for split-dollar life insurance agreements and group term life insurance	5,174	821	1,498
Director fees	27,000	6,000	—
Economic benefit of employer-provided vehicle	9,997	6,599	—
Vehicle allowance	—	—	12,000

Employment Agreements. Messrs. Myers and Schoen and Mrs. Journell (each an “executive” and, collectively, the “executives”) have entered into employment agreements with the Company and the Bank. As of September 30, 2020, the employment agreements had terms of three years and expire on October 7, 2022. The employment agreements provide that the Company and the Bank may extend the term of the employment agreements, following a review of an executive’s performance, for an additional year so that the remaining term of the agreements is again three years. As of September 30, 2020, the base salaries under the employment agreements are $294,000, $186,900 and $180,200 for Messrs. Myers and Schoen and Mrs. Journell, respectively. The agreements also provide for participation in employee benefit plans and programs we maintain for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits, as described in the agreements. Following termination of employment, except in connection with a change in control, the executives must adhere to a one-year non-competition covenant and a two-year non-solicitation covenant. We also agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of September 30, 2020, concerning unexercised options and unvested stock awards for each named executive officer.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Larry W. Myers	4,440	6,660	$40.09	11/21/2026	1,480	$80,423
	—	500	66.35	11/21/2029

Anthony A. Schoen	4,230	2,820	40.09	11/21/2026	940	51,080
	—	500	66.35	11/21/2029

Jacqueline R. Journell	480	720	40.09	11/21/2026	600	32,604
	720	1,080	69.07	05/18/2028

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause or Voluntary Termination Without Good Reason. If we terminate the employment of Messrs. Myers or Schoen or Mrs. Journell for cause, or if an executive terminates employment without good reason, under the terms of the employment agreements, the executive would receive his or her base salary through the date of his termination of employment and retain the rights to any vested benefits, subject to the terms of any applicable plan or agreement under which we provide those benefits.

Payments Made Upon Voluntary Termination with Good Reason and Termination Without Cause. If we terminate an executive for reasons other than cause, or if an executive resigns after the occurrence of specified circumstances that constitute constructive termination (i.e., for “good reason”), the executive will receive his or her base salary for the remaining unexpired term of the employment agreement, paid in a single lump sum within ten days of termination. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) return to employment with the Company, the Bank or another employer; (2) attainment of age 65; (3) death; or (4) the end of the remaining term of the employment agreement.

Payments Made Upon Disability. Under the employment agreements, during any incapacity leading up to the termination of the executive’s employment due to disability, we will continue to pay the executive’s base salary, benefits (other than bonus) and perquisites until the executive becomes eligible for benefits under our disability plan.

Payments Made Upon Death. Under the employment agreements, following an executive’s death, we will pay the executive’s estate the compensation due to the executive through the end of the month in which his death occurs.

Payments Made Upon a Change in Control. Under the employment agreements, if, in connection with or following a change in control (as described in the agreements), we, or our successor, terminate the executive without cause or if the executive terminates employment voluntarily under specified circumstances that constitute good reason, the executive will receive a lump sum payment equal to three times his or her average annual taxable compensation for the five taxable years preceding the change in control. In addition, we will continue or cause to be continued the executive’s medical benefits until the earlier of: (1) the date he or she returns to employment with the Company, the Bank or another employer; (2) attainment of age 65; (3) death; or (4) the end of the remaining term of the employment agreement.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

General. Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Delinquent Section 16(a) Reports. Based solely on its review of the copies of the reports the Company has received and written representations provided to it from the individuals required to file the Section 16(a) reports, the Company believes that each individual who, at any time during the fiscal year ended September 30, 2020, served as an executive officer or director of the Company has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended September 30, 2020, except for the following individuals who inadvertently failed to file timely reports as follows: Frank N. Czeschin (one Form 4 to report five acquisitions through his IRA); Samuel E. Eckart (one Form 4 to report three sales through his IRA); David Z. Rosen (one Form 4 to report a stock option grant); and Steven R. Stemler (one Form 4 to report two direct purchases).

Transactions with Related Persons

Loans and Extensions of Credit. The federal securities laws generally prohibit the Company from extending credit to its executive officers and directors. However, there is a specific exemption for loans made by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. The Bank does not sponsor such a program.

According to the Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company, firms that directors own or control, and firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and Company policy, the Board reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by the Bank to its executive officers, employees, and directors, and their related parties was $7.7 million at September 30, 2020. These loans were performing according to their original terms at September 30, 2020. In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Other Transactions. Since October 1, 2019, there have been no transactions and there are no currently proposed transactions in which the Company or the Bank were or are to be a participant and the amount involved exceeds $120,000, and in which any of the Company’s executive officers and directors had or will have a direct or indirect material interest.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s 2022 annual meeting of shareholders no later than September 15, 2021. If the Company’s 2022 annual meeting of shareholders is held on a date that is more than 30 calendar days from February 16, 2022, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting of shareholders. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

The Company’s Bylaws provide that, for a shareholder to make nominations for the election of directors or proposals for business to be brought before its annual meeting of shareholders, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 60 days nor more than 90 days before the date of the annual meeting of shareholders. However, if less than 71 days’ notice or prior public disclosure of the Company’s annual meeting of shareholders is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting of shareholders was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board and/or individual directors. All communications from shareholders should be addressed to First Savings Financial Group, Inc., First Savings Bank Center, 702 North Shore Drive, Suite 300, Jeffersonville, IN 47130. Communications to the Board should be sent to the attention of Anthony A. Schoen, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board should send their communications to the attention of the chair of the committee, with a copy to Chris Fordyce, Chair of the Nominating/Corporate Governance Committee. It is in the discretion of the Nominating/Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. They will not receive additional compensation for these activities.

The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by voting via the Internet or by telephone.

By Order of the Board of Directors,

Anthony A. Schoen
Corporate Secretary
Jeffersonville, Indiana
January 13, 2021

Appendix A

FIRST SAVINGS FINANCIAL GROUP, INC.

2021 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1         Purpose, Effective Date and Term. The purpose of the First Savings Financial Group, Inc. 2021 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of First Savings Financial Group, Inc. (the “Company”), and its Subsidiaries, including First Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary date of the Effective Date.

Section 1.2         Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3         Participation. Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4         Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1         General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2         Stock Options and Stock Appreciation Rights. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price. A Stock Appreciation Right (or “SAR”) is a grant that represents the right to receive, in shares of Stock, an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) the Exercise Price.

(a)        Grant of Stock Options and SARs. Each Stock Option or SAR shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Stock Option or SAR; (ii) the date of grant of the Stock Option or SAR and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A).

(b)        Other Terms and Conditions. A Stock Option or SAR shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option or SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option or SAR and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option or SAR, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option or SAR shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)        Prohibition of Cash Buy-Outs of Underwater Stock Options or SARs. Under no circumstances will any underwater Stock Option or SAR (i.e., a Stock Option or SAR with an Exercise Price as of an applicable date that is greater than the Fair Market Value of Stock as of that same date) that was granted under the Plan be bought back by the Company without stockholder approval.

(d)        Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.3         Restricted Stock.

(a)        Grant of Restricted Stock. A Restricted Stock Award is a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall either be (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with First Savings Financial Group, Inc., dated [date], made pursuant to the terms of the First Savings Financial Group, Inc. 2021 Equity Incentive Plan, copies of which are on file at the executive offices of First Savings Financial Group, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Award. In the event Restricted Stock is not issued in certificate form, the Company and its transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)        Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)            Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared and paid with respect to shares of Stock subject to a Restricted Stock Award shall be immediately distributed to the Participant No cash dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any cash dividends declared but not paid to the Participant during the vesting period shall be paid, without interest, within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived. If the distribution of dividends are delayed, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)           Voting Rights. Unless the Committee determines otherwise, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock and the voting rights may be exercised by the Participant.

(iii)          Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate in the direction (if the Participant is not the beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4         Restricted Stock Units.

(a)        Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

(b)        Other Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)            The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii)           The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)          Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of the Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)          A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5         Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, Disability, or Involuntary Termination at or following a Change in Control. Notwithstanding the foregoing sentence, at least ninety-five percent (95%) of the Awards under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability, or Involuntary Termination at or following a Change in Control. If the right to become vested in an Award (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be evidenced in an Award Agreement (subject to acceleration of vesting, to the extent permitted by the Plan, by the Committee (subject to the limitations set forth in this Section 2.5) or as set forth in the Award Agreement, in the event of the Participant’s death, Disability or an Involuntary Termination at or following a Change in Control).

Section 2.6         Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7.         Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)         Upon a Participant’s Termination of Service for any reason other than due to Disability, death or for Cause, Stock Options and SARs shall be exercisable only as to those shares of Stock that were immediately exercisable by the Participant at the date of termination, and the Stock Options or SARs may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)         In the event of a Termination of Service for Cause, all Stock Options and SARS granted to a Participant that have not been exercised (whether or not vested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)         Upon Termination of Service for reason of Disability or death, any Service-based Stock Options or SARs shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options and SARs may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)         Notwithstanding anything herein to the contrary, no Stock Option or SAR shall be exercisable beyond the last day of the original term of the Stock Option or SAR.

(e)         Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.8.         Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option or SARs for a period of time specified in the Award Agreement. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option or SAR by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1         Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2         Share Limitations.

(a)        Share Reserve. The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 118,686, all of which may be used with respect to any type of Award available under the Plan, subject to adjustment as provided herein. The aggregate number of shares available for grant under this Plan from the share reserve and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)        Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, SAR, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant of additional Stock Options, SARs, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or SAR is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option or SAR is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options or SARs in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options or SARs exercised rather than by the net number of shares of Stock issued.

Section 3.3         Limitations on Grants to Individuals.

(a)        The maximum number of shares of Stock represented by grants of Awards made to any individual may not, in the aggregate, exceed 11,869 for any calendar year.

(b)        The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4         Corporate Transactions.

(a)        General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to adjust in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, SARs, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)        Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options and SARs granted under the Plan which remain outstanding shall be converted into Stock Options and SARs to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options and SARs under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of the merger consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. In the event the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately prior to the effective time of the merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of such merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on the date. Unless another treatment is specified in the documents governing the merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options and/or SARs, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and/or SARs and the value exchanged for outstanding shares of the Company’s Stock in the merger, consolidation or other business reorganization.

Section 3.5         Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)        Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)        Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1         Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan:

(a)        At the time of an Involuntary Termination at or following a Change in Control, all service-based Stock Options and SARs then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SARs). All Stock Options or SARs may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than three (3) months following a termination of employment.

(b)        At the time of an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c)        In the event of an Involuntary Termination at or following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured as of the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

Section 4.2         Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)        Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)        Acquisition of Significant Share Ownership. There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Section 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person has or persons acting in concert have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this sub-section (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity in which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)        Change in Board Composition. During any period of two (2) consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this sub-section (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)        Sale of Assets. The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

In addition, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, the Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of the transaction.

ARTICLE 5 — COMMITTEE

Section 5.1         Administration. The Plan shall be administered by the Committee. If the Committee consists of fewer than three (3) Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three (3) Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2         Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)        The Committee shall have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant, or to extend the time period to exercise a Stock Option or SAR, provided that the extension is consistent with Code Section 409A.

(b)        The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)        The Committee shall have the authority to define terms not otherwise defined herein.

(d)        In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e)        The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option or SAR during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option or SAR by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3         Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4         Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5         Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1         General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or SAR, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2         Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board (the “FASB”) subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1             No Implied Rights.

(a)            No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)            No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)            No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2            Transferability. Except as otherwise so provided by the Committee, Stock Options and SARs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option or SAR while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3            Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4            Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options or SARs and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5            Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6            Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7            Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option or SAR, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of the shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8            Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9            Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10          Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11          No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12          Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Indiana, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13          Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14          Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15          Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a)            in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)            in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)            in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16          Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17          Awards Subject to Clawback.

(a)            If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)            Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

Section 7.18          Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options or SARs that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option SAR whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19          Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1            In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)            “10% Stockholder” means an individual who, at the time of grant, owns stock possessing 10% or more than 10% of the total combined voting power of all classes of stock of the Company.

(b)            “Award” means any Stock Option, SAR, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)            “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d)            “Board of Directors” means the Board of Directors of the Company.

(e)            If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in the agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Company’s or the Bank’s (or other Subsidiary’s) Code of Ethics, material violation of the Sarbanes-Oxley Act of 2002 requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Company or the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)            “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)            “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)            “Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i)             If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

(j)            “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k)            “Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

(l)            “Employee” means any person employed by the Company or a Subsidiary, including Directors who are also employed by the Company or a Subsidiary.

(m)           “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n)            “Exchange Act” means the Securities Exchange Act of 1934, as amended, and rules, regulations and guidance promulgated thereunder, as modified from time to time.

(o)            “Exercise Price” means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.

(p)            “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q)            A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)            a material diminution in Participant’s base compensation;

(ii)           a material diminution in Participant’s authority, duties or responsibilities;

(iii)          a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace; or

(iv)          notwithstanding the foregoing, in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r)            “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s)            “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t)            “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

(u)            “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option, (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v)            “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon termination of Service (other than death or Disability or upon an Involuntary Termination following a Change in Control).

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w)            “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x)            “Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y)            “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z)            SEC” means the United States Securities and Exchange Commission.

(aa)          “Securities Act” means the Securities Act of 1933, as amended, and the rules, regulations and guidance promulgated thereunder, and modified from time to time.

(bb)         “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(cc)          “Stock” means the common stock of the Company, $0.01 par value per share.

(dd)         “Stock Appreciation Right or SAR” has the meaning ascribed to it in Section 2.2.

(ee)          “Stock Option” has the meaning ascribed to it in Section 2.2.

(ff)           “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(gg)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)            The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)           The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)          If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv)          Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)            With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(hh)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2            In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)            actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)            references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)            in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)            references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)            indications of time of day mean Eastern Time;

(f)            “including” means “including, but not limited to”;

(g)            all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)            all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i)             the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)             any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)            all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

#       #       #

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. The deadline for Internet voting is 11:59 P.M. Eastern Time on February 15, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. The deadline for telephone voting is 11:59 P.M. Eastern Time on February 15, 2021. Have your proxy card in hand when you call and then follow the instructions.

COMMON CLASS

D29139-P47238

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FIRST SAVINGS FINANCIAL GROUP, INC.

	For All	Withhold All	For All Except
1. To elect four directors to serve for a term of three years	☐	☐	☐

____

Nominees:

01) Pamela Bennett-Martin
02) Martin A. Padgett
03) John E. Colin
04) Samuel E. Eckart

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. COMMON CLASS TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D29139-P47238 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST SAVINGS FINANCIAL GROUP, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR ALL the following director nominees: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. To elect four directors to serve for a term of three years Nominees: !!! Pamela Bennett-Martin Martin A. Padgett John E. Colin Samuel E. Eckart The Board of Directors recommends you vote FOR the following proposals: For Against Abstain The approval of the First Savings Financial Group, Inc. 2021 Equity Incentive Plan.!!! The approval of a non-binding proposal to ratify the appointment of Monroe Shine & Co. Inc. as the independent registered public accounting firm of!!! First Savings Financial Group, Inc. for the fiscal year ending September 30, 2021. The approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.!!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D29140-P47238 FIRST SAVINGS FINANCIAL GROUP, INC. Annual Meeting of Shareholders February 16, 2021 2:00 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints the official proxy committee of First Savings Financial Group, Inc. (the "Company"), consisting of Douglas A. York, L. Chris Fordyce and John P. Lawson Jr. or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on February 16, 2021 at 2:00 PM, local time, at the First Savings Bank Center, 702 North Shore Drive, Jeffersonville, Indiana 47130 and at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present at such meeting. This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR ALL" of the director nominees and "FOR" each of proposals 2, 3 and 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. The deadline for Internet voting is 11:59 P.M. Eastern Time on February 9, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. The deadline for telephone voting is 11:59 P.M. Eastern Time on February 9, 2021. Have your proxy card in hand when you call and then follow the instructions.

401(k) PLAN

FIRST SAVINGS FINANCIAL GROUP, INC.

	For All	Withhold All	For All Except
1. To elect four directors to serve for a term of three years	☐	☐	☐

____

Nominees:

01) Pamela Bennett-Martin
02) Martin A. Padgett
03) John E. Colin
04) Samuel E. Eckart

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date

is 11:59 P.M. Eastern Time on February 9, 2021. 401(k) PLAN TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D29141-P47238 KEEP THIS PORTION FOR YOUR RECORDS THIS 401(K) PLAN VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST SAVINGS FINANCIAL GROUP, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR ALL the following director nominees: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. To elect four directors to serve for a term of three years Nominees: !!! Pamela Bennett-Martin Martin A. Padgett John E. Colin Samuel E. Eckart The Board of Directors recommends you vote FOR the following proposals: For Against Abstain The approval of the First Savings Financial Group, Inc. 2021 Equity Incentive Plan.!!! The approval of a non-binding proposal to ratify the appointment of Monroe Shine & Co. Inc. as the independent registered public accounting firm of!!! First Savings Financial Group, Inc. for the fiscal year ending September 30, 2021. The approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.!!! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name appears hereon. Signature [PLEASE SIGN WITHIN BOX]Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D29142-P47238 FIRST SAVINGS FINANCIAL GROUP, INC. Annual Meeting of Shareholders February 16, 2021 2:00 PM This 401(k) Plan voting instruction is solicited by the Board of Directors The undersigned hereby directs Pentegra Trust Company ("401(k) Plan Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock credited to the undersigned in the First Savings Bank Employees' Savings & Profit Sharing Plan ("401(k) Plan") which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Shareholders to be held on February 16, 2021 at 2:00 PM, local time, at the First Savings Bank Center, 702 North Shore Drive, Jeffersonville, Indiana 47130, and at any adjournments or postponements thereof. The 401(k) Plan Trustee will vote as directed if the voting instructions are timely. The 401(k) Plan Trustee will vote all shares of Company common stock held in the 401(k) Plan for which no timely instructions are received as directed by the Company. Voting instructions are considered timely if they are received by 11:59 PM ET on February 9, 2021. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank. Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. The deadline for Internet voting is 11:59 P.M. Eastern Time on February 9, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. The deadline for telephone voting is 11:59 P.M. Eastern Time on February 9, 2021. Have your proxy card in hand when you call and then follow the instructions.

ESOP

FIRST SAVINGS FINANCIAL GROUP, INC.

	For All	Withhold All	For All Except
1. To elect four directors to serve for a term of three years	☐	☐	☐

____

Nominees:

01) Pamela Bennett-Martin
02) Martin A. Padgett
03) John E. Colin
04) Samuel E. Eckart

Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]	Date

is 11:59 P.M. Eastern Time on February 9, 2021. ESOP TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D29143-P47238 KEEP THIS PORTION FOR YOUR RECORDS THIS ESOP VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST SAVINGS FINANCIAL GROUP, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR ALL the following director nominees: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. To elect four directors to serve for a term of three years Nominees: !!! Pamela Bennett-Martin Martin A. Padgett John E. Colin Samuel E. Eckart The Board of Directors recommends you vote FOR the following proposals: For Against Abstain The approval of the First Savings Financial Group, Inc. 2021 Equity Incentive Plan.!!! The approval of a non-binding proposal to ratify the appointment of Monroe Shine & Co. Inc. as the independent registered public accounting firm of!!! First Savings Financial Group, Inc. for the fiscal year ending September 30, 2021. The approval of a non-binding resolution to approve the compensation of the named executive officers as disclosed in the accompanying proxy statement.!!! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name appears hereon. Signature [PLEASE SIGN WITHIN BOX]Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D29144-P47238 FIRST SAVINGS FINANCIAL GROUP, INC. Annual Meeting of Shareholders February 16, 2021 2:00 PM This ESOP voting instruction is solicited by the Board of Directors The undersigned hereby directs First Bankers Trust Services, Inc. ("ESOP Trustee") to vote all shares of First Savings Financial Group, Inc. ("Company") common stock allocated to the undersigned in the First Savings Bank Employee Stock Ownership Plan ("ESOP") which the undersigned is entitled to direct the ESOP Trustee to vote at the Annual Meeting of Shareholders to be held on February 16, 2021 at 2:00 PM, local time, at the First Savings Bank Center, 702 North Shore Drive, Jeffersonville, Indiana 47130, and at any adjournments or postponements thereof. In accordance with the terms of the ESOP, the ESOP Trustee will vote as directed if the voting instructions are timely. The ESOP Trustee will vote all unallocated shares of Company common stock and shares of Company common stock for which timely instructions were not received in a manner calculated to most accurately reflect the timely instructions the ESOP Trustee received from other participants. Voting instructions will be considered timely if received by 11:59 PM ET on February 9, 2021. Participant voting instructions will not be revealed to any employee or director of the Company or First Savings Bank. Continued and to be signed on reverse side